Exhibit 32.1

Certification Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002,

18 U.S.C. Section 1350

In connection with the Quarterly Report of Rubicon Technology, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2022	By:	/s/ Timothy E. Brog
Timothy E. Brog
President, Chief Executive Officer and Acting Chief Financial Officer